UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 3, 2005
Wireless Telecom Group, Inc.
(Exact Name of Registrant as Specified in Its Charter)
New Jersey
(State or Other Jurisdiction of Incorporation)
001-119165	22-58229
(Commission File Number)	(IRS Employer Identification No.)
25 Eastmans Road Parsippany, New Jersey	07054
(Address of Principal Executive Offices)	(Zip Code)
(201) 261-8797
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On June 3, 2005, Wireless Telecom Group, Inc., a New Jersey corporation (the "Company"), issued a press release announcing that Institutional Shareholder Services, a national proxy advisory firm, recommended that the Company's shareholders vote FOR the Company's proposed acquisition of Willtek Communications GmbH ("Willtek") and the issuance of 8,000,000 shares of the Company's common stock to Willtek's shareholders in the acquisition at the Company's 2005 Annual Meeting of Shareholders to be held on June 24, 2005 (the "Press Release"). A copy of the Press Release is attached hereto as Exhibit 99.1 to this Current Report.

Item 9.01.	Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description
99.1	Press Release of Wireless Telecom Group, Inc., dated June 3, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WIRELESS TELECOM GROUP, INC.

Date: June 3, 2005  By:        /s/ Paul Genova

Paul Genova President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Wireless Telecom Group, Inc., dated June 3, 2005.